AXA Equitable Life Insurance Company

CORPORATE OWNED INCENTIVE LIFE®

Prospectus Supplement Dated February 21, 2014

This supplement updates certain information in the most recent Prospectus that you received for your AXA Equitable variable life insurance policy stated above, and in any supplements to that Prospectus. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this supplement have the same meaning as in the Prospectus.

UNRESTRICTED TRANSFER FROM THE GUARANTEED INTEREST OPTION

As described in your Prospectus, your policy permits you to transfer a limited amount of your policy’s account value out of the guaranteed interest option (“GIO”) during certain time periods (the “GIO Transfer Period”). See “Transferring your money among our investment options—Transfers you can make” (or other applicable sections regarding transfers) in your Prospectus. We are relaxing our policy rules so that, beginning on the business day after the Allocation Date and thereafter, you may transfer any amount of unloaned policy account value out of the guaranteed interest option to any other investment option whether or not you are within the GIO Transfer Period until further notice.

You can request a transfer either by written request or by facsimile. If you need assistance, you can contact a customer service representative by calling 1-800-947-3598. You can also write to us at our Administrative Office. In general, transfers take effect on the date the request is received. However, any written or facsimile transaction requests received after 4:00 p.m. (Eastern Time) take effect the next business day.

Please note that this offer does not apply to any amounts that we are holding as collateral for a policy loan or as “restricted” amounts as a result of your election to receive a living benefit, if available under your policy. In addition, if you elect to transfer account value to the Market Stabilizer Option (“MSO”), if available under your policy, there must be sufficient funds remaining in the GIO to cover the applicable MSO charges. Finally, depending on your policy, there may be a charge for making this transfer. Your Prospectus will specify if your policy imposes a charge for this transfer.

AXA Equitable Life Insurance Company

1290 Avenue of the Americas

New York, NY 10104

Copyright 2014 AXA Equitable Life Insurance Company. All rights reserved.

Corporate Owned Incentive Life®

is a registered service mark of AXA Equitable Life Insurance Company.

EVM-105 (2/14)	Catalog No. 142546 (2/14)
IF/NB/AR	#670943

AXA Equitable Life Insurance Company
MONY Life Insurance Company of America

SUPPLEMENT DATED FEBRUARY 21, 2014 TO CERTAIN CURRENT LIFE AND ANNUITY
PROSPECTUSES

This Supplement updates certain information in the most recent prospectuses and statements of additional information you received and in any supplements to these prospectuses and statements of additional information (collectively, the
''Prospectus''). You should read this Supplement in conjunction with the
Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged and the
Prospectus is hereby incorporated by reference. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

The purpose of this Supplement is to provide you with information about proposed changes to the investment objectives and names of the Multimanager
Small Cap Growth Portfolio and Multimanager Small Cap Value Portfolio and a
name change for the Multimanager Multi-Sector Bond Portfolio (collectively, the
"Subject Multimanager Portfolios"). These changes are proposed in connection with the proposed conversion of the Subject Multimanager Portfolios to funds-of-funds as described below (each, a "Conversion" and collectively, the
"Conversions"). As applicable to your contract or policy, please note the following below.

A. CONVERSION(S) TO A FUND-OF-FUNDS FOR THE SUBJECT MULTIMANAGER PORTFOLIOS

On December 4, 2013, the Board of Trustees of the EQAT Advisors Trust approved the Conversion of each Subject Multimanager Portfolio and Multimanager
Multi-Sector Bond to a fund-of-funds that will pursue its investment objective through investments in underlying proprietary and unaffiliated mutual funds and exchange-traded funds, similar to the Trust's existing Charter Portfolios.
Subject to shareholder approval, as described below, the Conversions are expected to take place on or before April 30, 2014 (the "Conversion Date").

                                                    CURRENT INVESTMENT
 CURRENT PORTFOLIO NAME   NEW PORTFOLIO NAME        OBJECTIVE                 NEW INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------------------------------
Multimanager              Charter/SM/ Multi-Sector  Seeks to achieve a high   No change.
Multi-Sector Bond         Bond                      total return through a
                                                    combination of current
                                                    income and capital
                                                    appreciation.
-------------------------------------------------------------------------------------------------------
Multimanager Small Cap    Charter/SM/ Small Cap     Seeks to achieve          Seeks to achieve
Growth                    Growth                    long-term growth of       long-term growth of
                                                    capital with an emphasis  capital.
                                                    on risk adjusted returns
                                                    and managing volatility
                                                    in the Portfolio.
-------------------------------------------------------------------------------------------------------
Multimanager Small Cap    Charter/SM/ Small Cap     Seeks to achieve          Seeks to achieve
Value                     Value                     long-term growth of       long-term growth of
                                                    capital with an emphasis  capital.
                                                    on risk adjusted returns
                                                    and managing volatility
                                                    in the Portfolio.
-------------------------------------------------------------------------------------------------------

The Investment Manager, Funds Management Group, LLC will remain as the
Investment Manager for the Portfolios after the Conversions. Please see
"Portfolios of the Trusts" in your Prospectus for more information.

                  Distributed by affiliate AXA Advisors, LLC
                           and for certain contracts
               co-distributed by affiliate AXA Distributors, LLC
                          1290 Avenue of the Americas
                              New York, NY 10104

  Copyright 2014 AXA Equitable Life Insurance Company and MONY Life Insurance
                              Company of America.
               All rights reserved. Incentive Life Legacy(R) is
       a registered trademarks of AXA Equitable Life Insurance Company.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          1290 AVENUE OF THE AMERICAS
                              NEW YORK, NY 10104
                                 212-554-1234

                   IM-03-14  (2/14)
                   AXA/MLOA Annuity & Life
                   Global Supp (IF/NB) (AR)                       152538 (2/14)
                                                                        #673572